Receivables From And Payables To Brokers, Dealers And Clearing Organizations (Amounts Receivable From Brokers, Dealers, And Clearing Organizations) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Due To And From Broker Dealers And Clearing Organizations [Abstract]
Receivables from clearing organizations	$ 270,285	$ 568,373
Deposits paid for securities borrowed	132,776	382,691
Securities failed to deliver	56,046	73,688
Receivables from brokers, dealers and clearing organizations, Total	$ 459,107	$ 1,024,752